UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2018

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

Registrant’s telephone number, including area code: (801) 642-3998

Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firm

On March 28, 2018, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of People’s Utah Bancorp (the “Company”) concluded a competitive review process of independent registered public accounting firms and dismissed Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm, effective after the filing of the Company’s first quarter Form 10-Q, and provided Tanner with notice of such dismissal.

The audit reports of Tanner on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through March 28, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Tanner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Tanner’s satisfaction, would have caused Tanner to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Tanner with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that Tanner furnish it with a letter addressed to the SEC stating whether Tanner agrees with the statements made by the Company regarding Tanner in this Report and, if not, stating the respects in which it does not agree. A copy of Tanner’s letter dated March 30, 2018 to the SEC is filed as Exhibit 16.1 to this Report.

(b)  Engagement of Independent Registered Public Accounting Firm

On March 28, 2018, the Audit Committee made the decision to engage Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of Moss Adam’s standard client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2017, and during the subsequent interim period through March 28, 2018, neither the Company, nor anyone on its behalf, consulted Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Tanner LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: April 3, 2018	By:	/s/ Mark K. Olson
Mark K. Olson
Chief Financial Officer